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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               February 26, 1998


                AmeriCredit Automobile Receivables Trust 1998-A
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


United States                       333-36365                  88-0359494
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of  Incorporation)          File Number)              Identification No.)



c/o AmeriCredit Financial Services, Inc.                         76107
Attention: Chris A. Choate                                    (Zip Code)
200 Bailey Avenue
Fort Worth, Texas


(Address of Principal Executive Offices)


       Registrant's telephone number, including area code (017) 002 7000
                                                          --------------

         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Securities and the Auto Loans

  AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $2,200,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1998-A (the "Trust") issued $97,000,000 Class A-1 5.56% Asset Backed Notes, $200,000,000 Class A-2 Floating Rate Asset Backed Notes and $128,000,000 Class A-3 5.88% Asset Backed Notes (collectively, the "Notes") on February 26, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1,
                                                                    -----------
dated as of February 17, 1998, between the Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

The Notes will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

  As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated February 19, 1998 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

          Item 7.     Financial Statements, Pro Forma Financial Information and
                      ---------------------------------------------------------
                      Exhibits.
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(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

  1.1 Underwriting Agreement, dated February 19, 1998 among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

  4.1 Indenture, dated as of February 17, 1998 between AmeriCredit Automobile Receivables Trust 1998-A and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent.

  4.2 Trust Agreement, dated as of February 17, 1998, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

  4.3 Sale and Servicing Agreement, dated as of February 17, 1998, among AmeriCredit Automobile Receivables Trust 1998-A, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent.

  4.4 Note Guaranty Surety Bond, dated February 26, 1998 and delivered by Financial Security Assurance Inc.

  10.1 Purchase Agreement, dated as of February 17, 1998, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

  10.2 Indemnification Agreement, dated February 17, 1998, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

  23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

  99.1 Statistical information for the receivables as of the Initial Cut-off date.

                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                                1998-A

                                By: AmeriCredit Financial Services, Inc., as
                                    Servicer



                                     By:/s/ Preston Miller
                                        ------------------
                                        Name:  Preston Miller
                                        Title: Senior Vice President and
                                         Treasurer


Dated:  March 10, 1998

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------

1.1 Underwriting Agreement, dated February 19, 1998, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

4.1 Indenture, dated as of February 17, 1998, between AmeriCredit Automobile Receivables Trust 1998-A and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent.

4.2 Trust Agreement, dated as of February 17, 1998, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of February 17, 1998, among AmeriCredit Automobile Receivables Trust 1998-A, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated February 26, 1998, and delivered by Financial Security Assurance Inc.

10.1 Purchase Agreement, dated as of February 17, 1998, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated February 17, 1998, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

99.1           Statistical information for the receivables as of the Initial
               Cut-off date.